UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2026

NORWOOD FINANCIAL CORP

(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 253-1455

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	NWFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

NORWOOD FINANCIAL CORP

INFORMATION TO BE INCLUDED IN THE REPORT

Explanatory Note

On January 5, 2026, Norwood Financial Corp (“Norwood”) completed its previously announced acquisition of PB Bankshares, Inc. (“PB Bankshares”) and its wholly owned subsidiary, Presence Bank, pursuant to the Agreement and Plan of Merger, dated July 7, 2025, by and among Norwood, Wayne Bank, PB Bankshares and Presence Bank.

On January 5, 2026, the Company filed a Current Report on Form 8-K reporting the completion of the Merger (the “Original Report”). This Amendment No. 1 to the Original Report is being filed with the Securities and Exchange Commission (the “Commission”) solely to amend and supplement item 9.01 of the Original Report, as described in Item 9.01 below. This Amendment No. 1 makes no other amendments to the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Pursuant to General Instruction B.3 of Form 8-K, the audited consolidated financial statements of PB Bankshares as of and for the years ended December 31, 2024 and 2023, including the independent auditor’s report, are not required to be filed again by this Current Report on Form 8-K, because substantially the same information was previously filed in the Company’s Registration Statement on Form S-4, as originally filed with the Commission on September 19, 2025 (File No. 333-290392) and as thereafter amended. The unaudited consolidated balance sheet of PB Bankshares as of September 30, 2025 and the unaudited consolidated statements of operations and cash flows for the nine months ended September 30, 2025 and 2024 are filed herewith as Exhibit 99.1 and are incorporated by reference into this item 9.01(a).

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated combined financial information as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024 is filed herewith as Exhibit 99.2 and is incorporated by reference into this item 9.01(b).

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed with this report.

Exhibit No.	Description

99.1	Unaudited consolidated balance sheet of PB Bankshares as of September 30, 2025 and the unaudited consolidated statements of operations and cash flows for the nine months ended September 30, 2025 and 2024 (incorporated by reference to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 by PB Bankshares filed on November 14, 2025 (File No. 001-40612)).

99.2	Unaudited Pro Forma Condensed Consolidated Combined Financial Information as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWOOD FINANCIAL CORP

Date:March 11, 2026	By:	/s/ John M. McCaffery
John M. McCaffery
Executive Vice President and Chief Financial Officer
(Duly Authorized Representative)

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